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                                                                   Exhibit 10.37


                       Guaranty of Fiscal 2002 Shortfall

                               Summary of Terms
                               ----------------

                                (March 4, 2002)



ISSUER:                  BriteSmile, Inc. (the "Company").
                                                -------

FINANCIAL OBLIGATION:    Written commitment (the "Commitment Letter") to the
                                                  -----------------
                         Company's auditor in the form attached hereto as
                         Exhibit A, pursuant to which the undersigned
                         ---------
                         shareholder of the Company agrees under certain
                         circumstances to purchase shares of Company Common
                         Stock (the "Shares") for a portion of the "Shortfall
                                     ------
                         Amount" (i.e. the difference between the Excess Cash
                         Receipts (as defined in the Commitment Letter) and $5,000,000).

CONSIDERATION:           Consideration to the undersigned shareholder shall be
                         for executing the Commitment Letter and for purchasing the Shares, if required to do so, as follows:

                         . At the time of execution of the Commitment Letter, the Company will issue to each of the undersigned shareholders five year warrants to purchase the restricted Common Stock of the Company at an exercise price of $4.70 per share, in an amount calculated as follows:

                                          The maximum percentage of the
                                          Shortfall Amount to be covered
                              100,000  x  pursuant to the Commitment Letter
                                          ---------------------------------
                                                     $5,000,000

                              For example, if one of the undersigned
                              shareholders agrees to cover 25% of the Shortfall Amount, up to a maximum of $1,250,000, then the Company would issue 25,000 (100,000 x 1,250,000/5,000,000) warrants upon signing of the Commitment Letter.
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                         .    If the undersigned shareholders are required to
                              purchase Shares pursuant to the Commitment Letter, the purchase price per Share will be the lesser of
                              (i) $3.76 or (ii) eighty percent (80%) of the closing bid price of the Company's Common Stock as reported by The Nasdaq Stock Market on the date the Company gives notice to the undersigned shareholders that they are required to purchase Shares pursuant to the Commitment Letter.

PIGGYBACK REGISTRATION
RIGHTS: The holders of the warrants and the Shares shall be entitled to "piggyback" registration rights on all 1933 Act registrations of the Company (except for registrations relating to employee benefit plans and corporate reorganizations), subject, however, to the right of the Company and its underwriters to reduce the number of shares proposed to be registered pro rata in view of market conditions. Only Common Stock issuable upon exercise of the warrants and Shares issued and outstanding may be registered under the registration rights to be granted in this term sheet.

EXPENSES:                The Company shall bear the registration expenses
                         (exclusive of underwriting discounts and commissions) of all such piggyback registrations.

RESTRICTIONS ON SALE:    The undersigned shareholders will make customary
                         investment representations.


The undersigned shareholders hereby accept the terms set forth above, subject to the negotiation and execution of definitive agreements.

     Date: March 4, 2002           LCO Investments Limited

                                   By:    /s/ A.M. Pilaro
                                   Its:   Chairman
                                   Commitment: 50% of the Shortfall Amount up
                                          to a maximum of $2,500,000
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     Date: March 2, 2002           John L. Reed


                                   By:    /s/ John L. Reed
                                   Its:   ___________________________________
                                   Commitment: 10% of the Shortfall Amount up
                                          to a maximum of $500,000



     Date: March 4, 2002           Bradford G. Peters

                                   By:    /s/ Bradford G. Peters
                                   Its:   ___________________________________
                                   Commitment: 20% of the Shortfall Amount up
                                          to a maximum of $1,000,000